Interest income	6 Months Ended
Jun. 30, 2025
Interest expense (income), defined benefit plans [abstract]
Interest income
5. Interest income

	Six months ended June 30,
	2025	2024
	$	$
Interest on bank deposits	413,909	1,361,638
	413,909	1,361,638
Lifezone manages interest generating opportunities through its corporate treasury operations by investing group cash in the Secured Overnight Financing Rate (“SOFR”) or term deposit facilities provided by its two primary international banking partners.